UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2019 (June 19, 2019)

HISTOGENICS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36751	04-3522315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

One Marina Park Drive, Suite 900

Boston, Massachusetts 02210

(781) 547-7900

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	HSGX	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced, on December 19, 2018, Histogenics Corporation (the “Company” or “Histogenics”) received a letter (the “Notice”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that for the last 30 consecutive business days prior to the date of the Notice, the market value of the Company’s listed securities was less than $35 million, which does not meet the requirement for continued listing on The Nasdaq Capital Market, as required by Nasdaq Listing Rule 5550(b)(2) (the “Market Value Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(C), Nasdaq provided the Company with 180 calendar days, or until June 17, 2019, to regain compliance with the Market Value Rule.

Also as previously disclosed, on April 16, 2019, Histogenics received a letter (the “April Letter”) from the Staff notifying Histogenics that, based upon Histogenics’ continuing non-compliance with Nasdaq Listing Rule 5550(a)(2), the $1.00 per share requirement, the Staff had determined that Histogenics common stock would be delisted from Nasdaq unless Histogenics timely requested a hearing before a Nasdaq Hearings Panel (the “Panel”). The April Letter also noted that Histogenics was not eligible for a second 180-day grace period as it did not comply with the stockholders’ equity initial listing requirement for The Nasdaq Capital Market.

Accordingly, Histogenics timely requested a hearing before the Panel, which took place in May 2019. On May 31, 2019, Histogenics received a decision letter from the Panel (the “Decision”), indicating that the Panel had granted Histogenics’ request to continue its listing on The Nasdaq Capital Market in order to complete the proposed merger (the “Merger”) with Ocugen, Inc. (“Ocugen”) pursuant to the Agreement and Plan of Merger and Reorganization, as amended (the “Merger Agreement”), dated as of April 5, 2019, by and among the Company, Restore Merger Sub, Inc. (“Merger Sub”) and Ocugen. The Decision specified that Histogenics shall complete the Merger no later than September 30, 2019, and demonstrate to the satisfaction of the Staff and the Panel that the combined entity meets all of the applicable requirements for initial listing on The Nasdaq Capital Market. The Panel reserved the right to reconsider the terms of the extension based on any event, condition or circumstance that exists or develops that would, in the opinion of the Panel, make continued listing of Histogenics’ common stock on The Nasdaq Capital Market inadvisable or unwarranted. Histogenics’ common stock will continue to trade on The Nasdaq Capital Market under the symbol “HSGX” through the earlier of the expiration/termination of the extension period granted by the Panel or the closing of the proposed Merger with Ocugen. Following the Merger, the combined entity’s common stock is expected to trade on The Nasdaq Capital Market under the symbol “OCGN.”

On June 19, 2019, the Company received a letter (the “June Letter”) from the Staff notifying the Company that it had failed to regain compliance with the Market Value Rule and that such compliance failure serves as an additional basis for delisting the Company’s common stock from The Nasdaq Capital Market. The June Letter also noted that such letter served as formal notification that the Panel will consider the failure to regain compliance with the Market Value Rule in its decision regarding the Company’s continued listing on The Nasdaq Capital Market, and that the Company should present its views with respect to this additional compliance deficiency to the Panel in writing no later than June 26, 2019. The Company intends to present its views to the Panel no later than June 26, 2019.

Upon the terms and subject to the satisfaction of the conditions described in the Merger Agreement, including approval of the transaction by Histogenics’ stockholders and Ocugen’s stockholders, Merger Sub will be merged with and into Ocugen, with Ocugen surviving the Merger as a wholly-owned subsidiary of Histogenics. The closing of the Merger is subject to satisfaction or waiver of certain customary closing conditions. The Merger Agreement contemplates that, in connection with the closing of the Merger, the Company’s common stock would continue to be listed on The Nasdaq Capital Market. There can be no assurances that the combined company will meet the initial listing requirements of The Nasdaq Capital Market upon consummation of the Merger.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 19, 2019, Kevin Rakin and Michael Lewis each notified the Board of Directors (the “Board”) of the Company that they were resigning as members of the Board and all committees thereof effective June 20, 2019, so that they may devote their full time efforts to their other commitments. Neither Mr. Rakin nor Mr. Lewis resigned due to any disagreement with the Company or issues relating to its operations, financials, policies or procedures. With best wishes, the Company thanks each of Mr. Rakin and Mr. Lewis for their dedicated service and valuable contribution to the Company as members of the Board. In accordance with the Company’s Certificate of Incorporation and Bylaws, the Board has reduced the number of directors of the Company from six to four effective June 20, 2019. The Board, effective June 20, 2019, has appointed Joshua Baltzell as a member of the Audit Committee of the Board, which is composed of David Gill (Chairman), Mr. Baltzell and Susan Washer. Mr. Baltzell meets the standards for independence for purposes of service on the Audit Committee pursuant to the applicable criteria of the Securities and Exchange Commission (the “SEC”) and Nasdaq. As a result, the Company believes that it continues to meet all applicable Nasdaq board and board committee composition requirements.

Item 8.01	Other Events.

The information set forth in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed Merger, Histogenics has filed with the SEC a registration statement on Form S-4 that contains a preliminary proxy statement/prospectus/information statement. The registration statement has not yet become effective. After the registration statement is declared effective, a definitive proxy statement/prospectus/information statement will be mailed to the stockholders of Histogenics and Ocugen. Investors and security holders of Histogenics and Ocugen are urged to read the definitive proxy statement/prospectus/information statement and other materials filed or that will be filed with the SEC because they contain or will contain important information about Histogenics, Ocugen and the Merger. The proxy statement/prospectus/information statement and other relevant materials (when they become available), and any other documents filed by Histogenics with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Histogenics by directing a written request to: Histogenics Corporation, c/o Gunderson Dettmer, One Marina Park Drive, Suite 900, Boston, MA 02210, Attention: HSGX Secretary. Investors and security holders are urged to read the definitive proxy statement/prospectus/information statement and other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed Merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Histogenics and its directors and executive officers and Ocugen and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Histogenics in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed Merger will be included in the definitive proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of Histogenics is also included in Histogenics’ Annual Report on Form 10-K for the year ended December 31, 2018. These documents are available free of charge at the SEC web site (www.sec.gov) and from the Secretary of Histogenics at the address described above.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based upon Histogenics’ current expectations. Forward-looking statements involve risks and uncertainties, and include, but are not limited to, statements about the structure, timing and completion of the proposed Merger, the financing contemplated to occur prior to the Merger and the sale of certain assets of Histogenics’ following the Merger; expectations regarding Nasdaq’s delisting and hearing processes, Histogenics’ prospects to regain compliance with Nasdaq’s continuing listing standards and remain listed on The Nasdaq Capital Market; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company, including potential dilution resulting from the financing contemplated to occur prior to the Merger or any future debt or equity financings; the expected executive officers and directors of the combined company; the combined company’s expected cash position at the closing of the proposed Merger; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; the executive and board structure of the combined company; the location of the combined company’s corporate headquarters; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical and preclinical results; Ocugen having sufficient resources to advance its pipeline; the expected charges and related cash expenditures that Histogenics expects to incur; and other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed Merger are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Histogenics and Ocugen to consummate the proposed Merger and the financing contemplated to occur prior to the Merger; (iii) risks related to Histogenics ability to manage its operating expenses and its expenses associated with the proposed Merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) the risk that as a result of the financing contemplated to occur prior to the Merger, Histogenics stockholders and Ocugen stockholders could own less of the combined company than is currently anticipated; (vi) risks related to the market price of Histogenics common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger or the financing contemplated to occur prior to the Merger; (ix) the uncertainties associated with the clinical development and regulatory approval of Ocugen’s product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger or the financing contemplated to occur prior to the Merger, including with respect to future financial and operating results; and (xiv) risks related to unanticipated charges not currently contemplated that may occur as a result of Histogenics’ prior workforce reductions, including that the workforce reduction charges, costs and expenditures may be greater than currently anticipated. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section entitled “Risk Factors” in Histogenics’ Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, each as filed with the SEC, and in other filings that Histogenics makes and will make with the SEC in connection with the proposed Merger, including the proxy statement/prospectus/information statement described above under “Additional Information about the Proposed Merger and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Histogenics expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2019	HISTOGENICS CORPORATION

	By:	/s/ Adam Gridley
Adam Gridley
President